Exhibit 99.1

SEPARATION AGREEMENT AND GENERAL RELEASE

THIS SEPARATION AGREEMENT AND GENERAL RELEASE, is made this 20th day of March, 2008 (this “Agreement”), between Lexington Realty Trust, its subsidiaries and affiliates located at One Penn Plaza, Suite 4015, New York, New York 10119-4015 (collectively, the “Company”), and Michael L. Ashner, having an address of c/o Winthrop Realty Partners, L.P., Two Jericho Plaza, Wing A, Suite 111, Jericho, New York 11753 (“Executive”).

In consideration of the mutual promises and releases contained in this Agreement, the parties to this Agreement hereby agree as follows:

1.      Last Day of Employment.  As of March 20, 2008 (the “Effective Date”), Executive hereby resigns his employment with the Company, from all offices and administrative positions he holds with the Company, and from the Board of Trustees of the Company.  Executive acknowledges and agrees that as of the Effective Date, he will no longer have any authority to make or enter into any agreements, commitments, or representations on behalf of the Company, and he will no longer have any signing or other authority on the Company’s accounts, trusts, books, or records. Executive will receive his base salary through the Effective Date.

2.      ADEA Separation Benefits and Non-Vested Shares.  In exchange for his release of claims under the Age Discrimination in Employment Act (“ADEA”), the Company agrees that 8,434 non-vested common shares of the Company (the “ADEA Shares”) held by the Executive, which, together with the Other Shares (defined below), are all of the non-vested common shares of the Company held by Executive, shall be fully vested on the Effective Date (the “ADEA Separation Benefit”).

3.      Other Separation Benefits.  The Company agrees that 8,433 non-vested common shares of the Company (the “Other Shares”) held by the Executive, which, together with the ADEA Shares, are all of the non-vested common shares of the Company held by Executive, shall be fully vested on the Effective Date (the “Other Separation Benefit”).

4.      Termination and Forfeiture of All Future Benefits and Compensation.  Executive specifically waives and foregoes all rights to any compensation or benefits of any kind that are not expressly provided to him in this Agreement, including, without limitation, any rights under the Employment Agreement (defined below), any right to any base salary, bonus, incentive or long-term award (including, without limitation, any annual cash incentive opportunity or annual long-term incentive opportunity under the 2008 Executive Compensation Program or any participation in or payment under the Lexington Realty Trust 2007 Outperformance Plan), severance, life insurance, or other employee benefits.  Executive further acknowledges and agrees that after the Effective Date he will not be able to participate in any Company-sponsored employee benefits plan or program except as expressly provided for in this Agreement.  After the Effective Date, to the extent permitted under and in accordance with Consolidated Omnibus Budget Reconciliation Act, Executive will have the right to continue his health benefit coverage as to any Company-provided health plan in which he participates at his own cost.

5.      Release of Claims.

(a)           By Executive. In exchange for the benefits provided to him under this Agreement, Executive irrevocably and unconditionally forever releases and discharges the Company, its subsidiaries, and their affiliates, related companies, successors and assigns, and each of their current and former employees, officers, trustees, directors, owners, shareholders, representatives, administrators, fiduciaries, agents, insurers, and employee benefit programs (excepted vested benefits, if any, in the Company’s 401(k) Plan) (and the trustees, administrators, fiduciaries and insurers of any such programs) (collectively, the “Released Parties”) from all actual or potential, known or unknown claims that Executive presently has or may have arising out of or relating to Executive’s employment by the Company or from his position as an officer, trustee or director of the Company or any other entity in which he served in such positions at the request of the Company or as a trustee, administrator or fiduciary of an employee benefit plan at the request of the Company.  The claims that Executive is releasing include, for example and without limitation, claims under any federal, state or local common law, statute, regulation or law of any type, including but not limited to Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, the Employee Retirement Income Security Act, the New York State Human Rights Law, the New York City Human Rights Law; any other claims of employment discrimination or for breach of contract; any claims arising under or otherwise related to any other or oral agreement with the Company; and claims for any other or further compensation, payments or benefits of any kind from any Released Party.  Executive agrees that he has not filed or caused to be filed any lawsuit, complaint, charge, grievance or any other proceeding against the Company with any court, agency or other tribunal.  Nothing in this Section 5 shall (i) preclude Executive from filing a charge of age discrimination with any state, local, or federal administrative agency; however, in the event he files such a charge, or such a charge is filed on his behalf, Executive agrees that he shall not be entitled to any damages, remedies, or other relief for himself personally as a result of any such charge or proceeding commenced in relation thereto, and that the benefits received in this Agreement are and shall be his sole and exclusive remedy against Released Parties for any claims he has as of the date this Agreement is signed or (ii) be deemed to be a release or discharge of any rights Executive may have to seek indemnification in accordance with the terms of the Company’s Declaration of Trust, By-laws, insurance policies maintained for such purposes or any other applicable document or law with respect to any claims or actions brought against Executive relating to his employment with the Company or his serving as an officer, trustee and director the Company.

It is expressly understood and agreed between the parties that the release of claims detailed in this Section 5 shall in no way apply to any claims Executive may have under the ADEA.

(b)           By the Company.  The Company irrevocably and unconditionally forever releases and discharges Executive and his heirs, executors, administrators, legal representatives and assigns, from all actual or potential, known or unknown claims that the Company presently may have, arising out of or relating to Executive’s employment by the Company or from his position as an officer, trustee or director of the Company or any other entity in which he served in such positions at the request of the Company or as a trustee, administrator or fiduciary of an employee benefit plan at the request of the Company; provided, however, that the Company is not releasing any claims arising out of (i) intentionally improper acts by Executive or any fraudulent or illegal acts by Executive, with the understanding that the Company is not currently aware of any such acts, or (ii) Executives obligation under the Services and Non-Compete Agreement, dated as of the date hereof (the “Services Agreement”).

6.      Release of ADEA Claims. In exchange for the ADEA Separation Benefit provided to him under Section 2 hereof, Executive hereby waives, releases and forever discharges, the Released Parties from any and all actual or potential, known or unknown claims he may have under ADEA.  Executive acknowledges that the benefits provided to him under Section 2 hereof are being given in exchange for Executive’s release of ADEA claims. Nothing in this Section 6 shall preclude Executive from filing a charge of age discrimination with any state, local, or federal administrative agency; however, in the event he files such a charge, or such a charge is filed on his behalf, Executive agrees that he shall not be entitled to any damages, remedies, or other relief for himself personally as a result of any such charge or proceeding commenced in relation thereto, and that the sums received in this Agreement are and shall be his sole and exclusive remedy against the Released Parties for any claims he has as of the date this Agreement is signed.

7.      Cooperation.  Executive agrees to cooperate with and assist the Company, at its request, in connection with any claim or litigation arising out of events occurring or agreements made during the course of his employment with the Company, provided, that Executive shall be entitled to reimbursement of his reasonable and documented expenses in connection with such cooperation and assistance.  If the Company requests Executive’s cooperation pursuant to this Section 7 for a period of greater than 8 hours per month, the Company agrees to reimburse Executive at a rate of $250.00 per hour.

8.      Confidentiality and Trade Secrets.  (i) The Executive will not divulge, transmit or otherwise disclose (except as legally compelled by court order, and then only to the extent required, after prompt notice to the Company of any such order), directly or indirectly, other than in the regular and proper course of providing services under the Services Agreement, any confidential knowledge or information with respect to the operations, finances, organization or employees of the Company or with respect to confidential or secret processes, services, techniques, customers or plans with respect to the Company; and (ii) the Executive will not use (except as legally compelled by court order, and then only to the extent required, after prompt notice to the Company of any such order), directly or indirectly, any confidential information for the benefit of anyone other than the Company; provided, however, that the Executive has no obligation, express or implied, to refrain from using or disclosing to others any such knowledge or information which is or hereafter shall become available to the public other than through disclosure by the Executive. All new processes, techniques, know-how, inventions, plans, products, patents and devices developed, made or invented by the Executive, alone or with others, while an employee of the Company which are related to the business of the Company shall be and become the sole property of the Company, unless released in writing by the Company, and the Executive hereby assigns any and all rights therein or thereto to the Company.

9.      Return of Company Property.  All files, records, correspondence, memoranda, notes or other documents (including, without limitation, those in computer-readable form) or property relating or belonging to the Company or its affiliates, whether prepared by the Executive or otherwise coming into his possession in the course of his employment with the Company, shall be the exclusive property of Company and shall be delivered to Company and not retained by the

Executive (including, without limitations, any copies thereof) upon termination of this Agreement for any reason whatsoever.

10.           No Disparagement or Harm.  Prior to the Termination Date (as defined in the Services Agreement), the Executive agrees not to make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage the Company or any of its affiliates or their respective officers, directors, employees, advisors, businesses or reputations.  Prior to the Termination Date, the Company agrees not to make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage the Executive’s reputation. Notwithstanding the foregoing, nothing in this Agreement shall preclude the Executive or a representative of the Company from making truthful statements or disclosures that are required by applicable law, regulation or legal process.

11.           Entire Agreement.  This Agreement constitutes the entire agreement between Executive and the Company with respect to the subject matter hereof, and supersedes all agreements between the Executive and the Company, including, without limitation, the (i) Employment Agreement, dated December 31, 2006, between the Company and Executive (the “Employment Agreement), including the survivability provision set forth in Section 11(i) thereof, (ii) Non-Vested Share Agreement, effective January 8, 2008, between the Company and Executive, and (iii) Letter Agreement Regarding Your Participation Interest for the 2007 to 2009 Performance Period, dated April 1, 2007, between the Company and Executive, each of which shall terminate and be of no further force and effect as of the Effective Date; provided, that this Agreement shall be subject to the terms and conditions of the Services Agreement.

12.           Remedies.  Executive acknowledges that a material breach of Executive’s covenants and releases contained in this Agreement after material compliance by the Company with its obligations under this Agreement may cause irreparable damage to the Company, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such material breach will be inadequate. Accordingly, Executive agrees that if he breaches any of the covenants contained in this Agreement in any material respect, and provided the Company has not materially breached its obligations under this Agreement, in addition to any other remedy which may be available at law or in equity, the Company shall be entitled to specific performance and injunctive relief.

13.           Review Period.  The Company advised Executive to take this Agreement home, read it, and carefully consider all of its terms before signing it.  The Company gave Executive at least 21 days in which to consider this Agreement, and Executive waives any right he might have to additional time beyond this consideration period within which to consider this Agreement.  The Company advised Executive to discuss this Agreement with his own attorney (at his own expense) during this period if he wished to do so.  Executive understands that he may revoke his release of ADEA claims under Section 6 of this Agreement within seven (7) days after he signs this Agreement, in which case he will not receive the ADEA Separation Benefit referred to in Section 2 of this Agreement and, instead, it will be forfeited and will terminate and be of no further force and effect, and all other provisions of this Agreement, including Executive’s release of non-ADEA claims, shall remain in full force and effect.  Executive has carefully read this Agreement, fully understands what it means, and is entering into it voluntarily.

14.           Withholdings and Deductions.  The vesting of the ADEA Shares and the Other Shares pursuant to this Agreement shall be net of applicable withholdings and deductions and of any debts owed by Executive to the Company, which shall be fully satisfied by withholding 9,296 common shares of the Company.

15.           Miscellaneous.

(a)           This Agreement is not an admission of guilt or wrongdoing by either Executive or the Company.  Executive represents that he is not signing this Agreement in reliance on any representation not expressly set forth herein.

(b)           No provisions of this Agreement may be modified, waived, amended or discharged except by a written document signed by Executive and a duly authorized Company officer.  A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

(c)           This Agreement binds Executive’s heirs, administrators, representatives, executors, successors, and assigns, and will inure to the benefit of all Released Parties and their respective heirs, administrators, representatives, executors, successors, and assigns.

(d)           The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

(e)           If any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable or ineffective in a legal forum, those provisions, terms and clauses shall be deemed severable, such that all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties.  If any of the provisions, terms or clauses of this Agreement are found by a court to be overly broad, those provisions, terms and clauses shall be enforceable (and modified and enforced) to the broadest extent permissible under the law.

(f)           The validity, interpretation, construction, and performance of this Agreement shall be governed by the internal laws of the State of New York (excluding any that mandate the use of another jurisdiction’s laws).

(g)           The Company shall indemnify the Executive, to the maximum extent permitted by applicable law, and in the same or better manner and to the same or better extent with respect to each aspect of the indemnification as provided to any other executive of the Company, against all costs, charges and expenses incurred or sustained by the Executive in connection with any action, suit or proceeding to which the Executive may be made a party, brought by any shareholder of the Company directly or derivatively or by any third party by reason of any act or omission of the Executive as an officer, director or employee of the Company or of any subsidiary or affiliate of the Company.

(h)           Section headings are intended solely for convenience of reference only and shall not be a part of this Agreement for any other purpose.

(i)           The Company acknowledges that the Executive is the Chairman and Chief Executive Officer of Winthrop Realty Trust and that nothing in this Agreement shall in any way be deemed to limit the rights of the Executive to serve in such capacity and for Winthrop Realty Trust and its subsidiaries to conduct its business in any manner in which it deems advisable except to the extent limited by the Services Agreement during the term of the Services Agreement.

(j)           This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party..

[Signature page follows]

SIGNATURE PAGE TO SEPARATION AGREEMENT AND GENERAL RELEASE

Dated: 3/20/08	/s/ Michael Ashner
MICHAEL L. ASHNER

LEXINGTON REALTY TRUST

Dated: 3/20/08	By:	/s/ T. Wilson Eglin
	Name:	T. Wilson Eglin
	Title:	Chief Executive Officer